UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report : April 22, 2020

NATIONAL HEALTH INVESTORS INC
(Exact name of registrant as specified in its charter)

Maryland	001-10822	62-1470956
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

222 Robert Rose Drive, Murfreesboro, TN 37129
(Address of principal executive offices)

(615) 890-9100
(Registrant's telephone number, including area code)

Not Applicable
(Former name, former address and former fiscal year,
if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	NHI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).             Emerging growth company         ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02. Departure of Directors or Certain Officers: Election of Directors: Appointment of Certain Officers: Compensatory Arrangements of Certain Officers.

On April 22, 2020, National Health Investors, Inc. (the “Company”) announced that David Travis has been appointed Senior Vice President and Chief Accounting Officer effective May 1, 2020. Mr. Travis will replace Ron Reel, the current Chief Accounting Officer, who has informed the Company that he will retire December 31, 2020. Mr. Reel will remain with the Company until December 31, 2020 to help with the transition and other accounting needs of the Company.

Mr. Travis, age 45, has over 20 years of accounting, financial reporting and process and system design experience, most recently as Senior Vice President and Chief Accounting Officer of MedEquities Realty Trust from August 2014 until August 2019. Mr. Travis was previously Senior Vice President and Chief Accounting Officer with Healthcare Realty Trust from December 2006 until July 2014. Prior to that Mr. Travis was an Audit Senior Manager at Ernst & Young LLP. Mr. Travis graduated with a B.B.A. in Accounting from the University of Memphis and is a Certified Public Accountant.

Mr. Travis will have an initial base salary of $200,000 and will be eligible to receive a pro-rata portion of a $150,000 annual bonus for 2020 based on the same terms as other executive officers. In addition, Mr. Travis will be granted an option to purchase 7,500 shares of NHI common stock on May 1, 2020 with an exercise price equal to the market price on that date. The option will vest 1/3rd on the date of grant, 1/3rd on the first anniversary and 1/3rd on the second anniversary.

A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.   Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit Number	Description
99.1	Press Release in HTML format, dated April 22, 2020, announcing the appointment of David Travis as Chief Accounting Officer, titled "NHI Announces Hire of New Chief Accounting Officer"
104	Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 101).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NATIONAL HEALTH INVESTORS, INC.

By:	/s/ Eric Mendelsohn

Name:	Eric Mendelsohn

Title:	President and Chief Executive Officer

Date:    April 22, 2020